[LOGO]
SKYLINE FUND

SKYLINE SPECIAL EQUITIES PORTFOLIO
          INVESTING IN SMALL-SIZED COMPANIES

-------------------------------STRATEGY

- VALUE ORIENTATION - LOW PRICE/EARNINGS RATIO-
  20% PLUS DISCOUNT TO THE MARKET
- ATTENTION TO GROWTH - FORECASTED EPS GROWTH IN
  THE 10% TO 20% RANGE
- FOCUS ON "NEGLECTED" COMPANIES - LIMITED
  WALL STREET RESEARCH COVERAGE
- MARKET CAP RANGE OF $100 MILLION TO $700 MILLION

DECEMBER 31, 1996

LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                               January 31, 1997
Dear Shareholder:

Skyline Special Equities Portfolio showed a gain of 9.2% in the fourth quarter, bringing the return for the year to 30.4%. The fourth quarter was the Portfolio's third consecutive quarter of significant outperformance relative to the Russell 2000 Index, which moved ahead 5.2% in the quarter and 16.5% for the year. The Portfolio outperformed the market due to a favorable environment for value investing, good sector allocation, and strong stock selection.

The net asset value closed the year at $18.16 per share, following a distribution of $3.61 per share in mid-December. The distribution consisted of $1.73 per share of long-term capital gain and $1.88 per share of short-term gain.

MARKET REVIEW

The stock market showed a nice gain in the fourth quarter, as the economy continued to show decent growth with little sign of inflation. Large stocks provided the best returns, with the Standard & Poor's 500 Index delivering an 8.5% increase. Small stocks were up a more modest 5.2%, as measured by the Russell 2000 Index. Within the small cap sector, the most noteworthy event in the quarter was the difference in returns by investment style. Small cap growth investing, which had showed superb returns early in the year, significantly underperformed in the fourth quarter, with many small cap growth portfolios showing losses for the period. In contrast, small cap value investing generally had a very strong quarter, with most small cap value portfolios outperforming the Russell 2000 Index. In our opinion, the outperformance of value-oriented portfolios can be attributed to superior relative valuation. At the start of the quarter, small cap value stocks were trading at historically low relative valuation levels, while small cap growth stocks were trading at historically high relative valuation levels. During the fourth quarter, while small cap value stocks worked their way higher, many small cap growth stocks saw their price/earnings multiples decline and their stock prices drop.

For the year, large cap stocks outperformed small cap stocks for the third consecutive year, as the S&P 500 Index showed a gain of 23.3% compared to a gain of 16.5% for the Russell 2000 Index. Within the small cap market, value investing proved to be the best investment style for the year. Small cap value managers were helped by a stronger economy in 1996, which benefited many of the economic sectors in which they tend to invest. The economy began getting stronger in the spring, with the consumer sector of the economy showing particular strength, benefiting the auto, housing, and retail areas. Also, the financial services sector, an area of focus for many value managers, was one of the top performing sectors for 1996. In contrast, growth stock managers were hurt by their focus on technology and health care companies, which showed sub-par returns for 1996. Overall, most sectors of the

                        ANNUAL REPORT - DECEMBER 31, 1996
small cap market showed remarkably similar returns for the year, with the exceptions of the financial services and energy sectors, which were up significantly, and the health care and utilities sectors, which showed losses.

PORTFOLIO REVIEW

Skyline Special Equities Portfolio achieved a return of 9.2% in the fourth quarter, nearly double the return of the Russell 2000 Index. The most important factor in this outperformance was sector allocation. The Portfolio has heavy weightings in financial stocks and economically sensitive stocks, areas of the market that showed the best returns. And the Portfolio has light weightings in health care, technology, and utilities, areas that performed less well during the period.

For the full year, the Portfolio showed a gain of 30.4%, far exceeding the 16.5% gain for the Russell 2000 Index. Again, sector allocation benefited the Portfolio, which had solid weightings in energy and financial stocks, the top performing sectors for the year, and low exposures to health care and utility stocks, the poorest performing areas in the market. The stronger economy was also a major positive for the Portfolio in 1996, as numerous consumer and industrial stocks did well. Finally, good stock selection played a big role in the superior performance, as the Portfolio showed better results than the Russell 2000 Index in nearly every economic sector.

OUTLOOK

Although it is always difficult to predict the stock market, it seems to make sense to be cautious after such an extended period of strong performance. Corporate earnings are high and interest rates are low, leaving little room for major improvement going forward. However, while the overall stock market is high, we believe that small cap value stocks are very attractive on a relative basis. Small cap stocks in general appear very inexpensive relative to large cap stocks based on many measures. The P/E of the Russell 2000 Index, for example, is currently lower than the P/E of the S&P 500 Index, which is an unusual situation. Historically, small cap stocks perform well when they attain this valuation level. Also, when looking at other measures, such as price/book value, price/sales, and dividend yield, small cap stocks appear very attractive relative to large cap stocks. Finally, compared to small cap growth stocks, small cap value stocks remain inexpensive despite the upward price moves of the fourth quarter. The key going forward will be the economy. A strong economy should benefit small cap value investing and Skyline Special Equities Portfolio.

On a final note, the Skyline Fund Board of Trustees recently decided to close Skyline Special Equities Portfolio to new investors when it reached $250 million in assets, a level that was attained on January 30, 1997. Skyline Asset Management, L.P., the Portfolio's adviser, manages over $600 million in small cap assets, including Skyline

                        ANNUAL REPORT - DECEMBER 31, 1996

Special Equities Portfolio and separately managed institutional accounts. The Board believes that it is in the best interest of the shareholders to limit total assets under management at a relatively low level in order to maintain flexibility in investing in small cap stocks. Of course, as an existing shareholder, you may continue to add to your existing accounts and open new accounts.


CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION


                    INITIAL
                   INVESTMENT    1987    1988     1989    1990    1991    1992     1993    1994    1995    1996
                   ----------------------------------------------------------------------------------------------
Special Equities   $10,000     $8,314  $10,787  $13,377 $12,135 $17,885 $25,470 $31,289 $30,929  $35,206  $45,897
Russell 2000       $10,000     $7,567  $ 9,449  $10,986 $ 8,843 $12,914 $15,294 $18,184 $17,582  $22,932  $26,715
S&P 500            $10,000     $8,794  $10,247  $13,469 $13,037 $17,018 $18,325 $20,158 $20,424  $28,087  $34,617

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.

                        ANNUAL REPORT - DECEMBER 31, 1996

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------
                         Qtr4
                         1996        1 yr.

SPECIAL EQUITIES         9.23       30.37

RUSSELL 2000             5.20       16.49

S&P 500                  8.46       23.25


                                 Calendar Years

                      1996      1995      1994      1993      1992

SPECIAL EQUITIES      30.4      13.8      -1.2      22.9      42.5

RUSSELL 2000          16.5      28.4      -1.8      18.9      18.4

S&P 500               23.3      37.5       1.3      10.0       7.7


SECTOR WEIGHTINGS (DECEMBER 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART]

Autos & Transportation         12.1%
Cash                            6.8%
Utilities                       1.4%
Technology                      6.1%
Consumer Discretionary         15.6%
Producer Durables              10.0%
Consumer Staples                1.3%
Materials & Processing         16.1%
Energy                          6.4%
Health Care                     5.0%
Financial Services             19.2%

                        ANNUAL REPORT - DECEMBER 31, 1996

--------------------------------------------------------------------------------
                                                                       Since
                                                3 yrs.    5 yrs.    Inception(2)


SPECIAL EQUITIES                                13.62      20.74        17.02

RUSSELL 2000                                    13.68      15.64        10.67

S&P 500                                         19.75      15.26        13.67

                                 Calendar Years

                      1991      1990      1989      1988    1987(2)

SPECIAL EQUITIES      47.4      -9.3      24.0      29.7     -16.9

RUSSELL 2000          46.1     -19.5      16.2      24.9     -24.3

S&P 500               30.6      -3.2      31.4      16.5     -12.0




SECTOR PERFORMANCE (DECEMBER 31, 1996)
--------------------------------------------------------------------------------

                            SPECIAL    RUSSELL
                            EQUITIES    2000

CONSUMER STAPLES               20.1%     9.8%
                       ---------------------
ENERGY                         17.3     21.8
                       ---------------------
PRODUCER DURABLES              16.5      7.2
                       ---------------------
TECHNOLOGY                     15.7      4.6
                       ---------------------
FINANCIAL SERVICES             13.6     12.8
                       ---------------------
MATERIALS & PROCESSING         11.5      6.5
                       ---------------------
UTILITIES                       9.5     -2.8
                       ---------------------
CONSUMER DISCRETIONARY          7.0     -3.1
                       ---------------------
HEALTH CARE                     3.7     -3.9
                       ---------------------
OTHER                           0.0      5.4
                       ---------------------
AUTOS & TRANSPORTATION         -3.0      6.7
                       ---------------------

                        ANNUAL REPORT - DECEMBER 31, 1996

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                    SPECIAL
                                    EQUITIES    RUSSELL 2000    S&P 500

P/E RATIO (MEDIAN)                    16.6          22.2          19.4
PRICE/BOOK                            2.19          2.50          3.42
PRICE/SALES                           0.74          1.26          1.42
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL            18.1%         20.4%         12.5%
  YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.          $390 MILLION  $580 MILLION   $24 BILLION
PORTFOLIO VALUE                   $219 MILLION  $694 BILLION  $5,658 BILLION
NUMBER OF HOLDINGS                    73           1,942          500
--------------------------------------------------------------------------------
TICKER SYMBOL:                       SKSEX
CUSIP #:                            830833208


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

LANDSTAR SYSTEM, INC. (LSTR)

Landstar is a leading truckload carrier in the U.S. Rather than owning its own trucks and employing drivers, Landstar predominantly uses independent owner-operators to service its shipping customers. Landstar is attracting numerous owner-operators by offering them the opportunity to remain independent business owners yet giving them access to more freight and lower operating costs through Landstar's buying power. Shippers prefer using Landstar because they receive the high service levels typical when dealing with a small business owner as well as the access to sophisticated information systems and the lower costs of a large company. Despite a proven business model that reduces earnings volatility but provides growth opportunities, Landstar's stock sells at a significant valuation discount to the market and its peers.

SUIZA FOODS CORP. (SWZA)

Suiza Foods is a leading manufacturer and distributor of fresh milk products, refrigerated fruit drinks, and packaged ice products. The company has capitalized on the highly fragmented nature of these businesses through an active acquisition program. Acquiring companies at attractive prices and folding them into Suiza's existing distribution network has led to rapid earnings growth. Recent acquisitions bode well for continued strong earnings gains in 1997. Despite a strong earnings growth outlook, Suiza's stock is trading at a substantial discount valuation to the market, making it an attractive investment.

                        ANNUAL REPORT - DECEMBER 31, 1996

TOP TEN HOLDINGS                                                 % OF NET ASSETS
--------------------------------------------------------------------------------
INTERPOOL, INC.
   Container leasing firm                                            2.2%

FURON COMPANY
   Manufactuer of polymer-based industrial products                  2.2%

ALLIED GROUP, INC.
   Personal lines insurance company                                  2.1%

DELPHI FINANCIAL GROUP, INC.
   Accident & health insurance firm                                  2.1%

AMERICAN HERITAGE LIFE INVESTMENT CORP.
   Sells insurance via payroll-deduction plans                       2.0%

PENNCORP FINANCIAL GROUP, INC.
   Life & health insurance firm                                      1.9%

AMERON INTERNATIONAL CORP.
   Supplier of concrete pipe/coatings                                1.8%

DALLAS SEMICONDUCTOR CORP.
   Electronic components supplier                                    1.8%

PIER 1 IMPORTS, INC.
   Housewares stores operator                                        1.7%

INTERFACE, INC.
   Carpet producer                                                   1.7%

TOP TEN HOLDINGS                                                    19.5%

NOTES TO PERFORMANCE

(1) The performance for the one, three, and five years ended December 31, 1996, and for the period April 23, 1987 (inception) through December 31, 1996, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

     Sources: Lipper Analytical Services & Frank Russell Company.

(2)  Return is calculated from the Portfolio's inception on April 23, 1987.

(3) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor, Inc.

                        ANNUAL REPORT - DECEMBER 31, 1996

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------



                                          Company                 Number               Market
                                        Description              Of Shares             Value
                                   -------------------------     ---------         ------------

COMMON STOCKS
AUTOS & TRANSPORTATION - 12.1%
  AUTO RELATED - 4.7%
Aftermarket Technology Corp.(a)    Auto drive train products        122,500        $ 2,113,125
APS Holding Corp.(a)               Auto parts distributor           201,000          3,115,500
Borg-Warner Automotive, Inc.       OEM auto parts mfgr.              49,000          1,886,500
Excel Industries, Inc.             OEM auto parts supplier          189,100          3,143,788
                                                                                   -----------
                                                                                    10,258,913
  TRUCKING - 3.4%
Landstar System, Inc.(a)           Truckload carrier                161,900          3,764,175
USFreightways Corp.                Less than truckload carrier      137,400          3,769,913
                                                                                   -----------
                                                                                     7,534,088
  OTHER TRANSPORTATION - 4.0%
Interpool, Inc.                    Container leasing firm           204,600          4,782,525
Kitty Hawk, Inc.(a)                Air freight services             140,200          1,402,000
Pittston Burlington Group          Air freight services             133,100          2,662,000
                                                                                   -----------
                                                                                     8,846,525
                                                                                   -----------

  TOTAL AUTOS & TRANSPORTATION                                                      26,639,526

CONSUMER DISCRETIONARY - 15.6%
  COMMERCIAL SERVICES - 1.1%
CB Commercial Real Estate
  Services Group Inc.(a)           Real estate related services     123,100          2,462,000

  CONSUMER PRODUCTS/SERVICES - 6.1%
Carmike Cinemas, Inc.(a)           Cinema operator                  102,500          2,600,938
Furniture Brands Intl, Inc.(a)     Furniture manufacturer           253,400          3,547,600
Harman Intl Industries, Inc.       Audio equipment                   64,400          3,582,250
Libbey Inc.                        Glass tableware                  133,300          3,715,738
                                                                                   -----------
                                                                                    13,446,526
  RESTAURANTS - 1.7%
IHOP Corp.(a)                      Restaurant operator              159,800          3,775,275

  RETAIL - 5.9%
Aaron Rents, Inc.                  Furniture store operator         219,600          2,607,750
Cole National Corp.(a)             Gifts/eye care stores            104,200          2,735,250
Heilig-Meyers Co.                  Furniture store operator          47,900            778,375
Pier 1 Imports, Inc.               Housewares stores                217,815          3,838,989
Tractor Supply Co.(a)              Farm-related products            147,100          3,033,937
                                                                                   -----------
                                                                                    12,994,301
  TEXTILES - 0.8%
Worldtex Inc.(a)                   Apparel/hosiery elastic yarn     190,900          1,694,237
                                                                                   -----------
  TOTAL CONSUMER DISCRETIONARY                                                      34,372,339

                        ANNUAL REPORT - DECEMBER 31, 1996

                                          Company                 Number               Market
                                        Description              Of Shares             Value
                                   -------------------------     ---------         ------------
CONSUMER STAPLES - 1.3%
Suiza Foods Corp.(a)               Dairy products                   137,700         $2,788,425

ENERGY - 6.4%
  EXPLORATION & PRODUCTION - 2.5%
Belden & Blake Corp.(a)            Oil & gas producer               115,300          2,940,150

Comstock Resources, Inc.(a)        Oil & gas producer               197,300          2,564,900
                                                                                   -----------
                                                                                     5,505,050
  OTHER ENERGY - 3.9%
Aquila Gas Pipeline Corp.          Gas pipeline operator             45,400            720,725
MarkWest Hydrocarbon, Inc.(a)      Natural gas processing srvs      179,200          2,777,600
Willbros Group Inc.(a)             Engineering/construction firm    202,800          1,977,300
Zeigler Coal Holding Co.           Coal producer                    144,300          3,084,413
                                                                                   -----------
                                                                                     8,560,038
                                                                                   -----------

  TOTAL ENERGY                                                                      14,065,088

FINANCIAL SERVICES - 19.2%
  BANKS/THRIFTS - 2.1%
PonceBank                          Puerto Rican bank                 88,200          2,205,000
Sovereign Bancorp, Inc.            New Jersey/PA thrift             174,600          2,291,625
                                                                                   -----------
                                                                                     4,496,625
  LIFE INSURANCE - 3.7%
American Heritage Life
  Investment Corp.                 Payroll-deduction plans          171,000          4,488,750
FBL Financial Group, Inc.          Farm Bureau endorsed             143,500          3,569,562
                                                                                   -----------
                                                                                     8,058,312
  OTHER INSURANCE - 10.2%
Allied Group, Inc.                 Personal lines insurance         144,550          4,715,944
Chartwell Re Corp.                 P & C reinsurance                 88,400          2,364,700
Delphi Financial Group, Inc.(a)    Accident & health insurance      157,640          4,650,380
Financial Security Assurance
  Holdings Ltd.                    Municipal bond insurance          85,500          2,810,813
Horace Mann Educators              P & C insurance                   90,500          3,653,937
PennCorp Financial Group, Inc.     Life & health insurance          117,600          4,233,600
                                                                                   -----------
                                                                                    22,429,374
  OTHER FINANCIAL SERVICES - 3.2%
Legg Mason, Inc.                   Investment services                4,800            184,800
MoneyGram Payment
  Systems(a)                       Wire transfer services           122,800          1,627,100
Raymond James Financial            Investment services               85,100          2,563,638
Western National Corp.             Retirement annuities             141,400          2,721,950
                                                                                   -----------
                                                                                     7,097,488
                                                                                   -----------
     TOTAL FINANCIAL SERVICES                                                       42,081,799


                       ANNUAL REPORT - DECEMBER 31, 1996

                                          Company                 Number               Market
                                        Description              Of Shares             Value
                                   -------------------------     ---------         ------------

HEALTH CARE - 5.0%
  HEALTH CARE SERVICES - 2.1%
Sierra Health Services, Inc.(a)    Health maintenance organ.         88,800        $ 2,186,700
United Payors & United
  Providers, Inc.(a)               Health care intermediary         171,800          2,362,250
                                                                                   -----------
                                                                                     4,548,950
  MEDICAL EQUIPMENT/PRODUCTS - 2.9%
Fisher Scientific Intl Inc.        Laboratory equip. supplier        72,400          3,411,850
Vital Signs, Inc.                  Disposable medical
                                     products                       112,900          2,935,400
                                                                                   -----------
                                                                                     6,347,250
                                                                                   -----------

  TOTAL HEALTH CARE                                                                 10,896,200

MATERIALS & PROCESSING - 16.1%
  BUILDING/CONSTRUCTION PRODUCTS - 5.3%
Ameron International Corp.         Concrete pipe/coatings            76,700          3,959,637
Dayton Superior Corp.(a)           Concrete accessories             145,100          1,904,437
Interface, Inc.                    Carpet producer                  187,800          3,779,475
Triangle Pacific Corp.(a)          Building products mfgr.           87,300          2,100,657
                                                                                   -----------
                                                                                    11,744,206
  INDUSTRIAL PRODUCTS  - 3.4%
Brady (W.H.) Co.                   Misc. specialty products         108,200          2,664,425
Furon Company                      Polymer-based products           223,200          4,743,000
                                                                                   -----------
                                                                                     7,407,425
  METAL FABRICATIONS - 1.6%
Citation Corp.(a)                  Castings manufacturer            285,100          2,922,275
Easco, Inc.                        Aluminum extrusions               67,000            510,875
                                                                                   -----------
                                                                                     3,433,150
  PACKAGING - 2.2%
BWAY Corp.(a)                      Metal cans/containers            109,400          2,092,275
Shorewood Packaging Corp.(a)       Consumer & software
                                    products                        143,900          2,806,050
                                                                                   -----------
                                                                                     4,898,325
  SPECIALTY CHEMICALS - 3.6%
Lilly Industries, Inc.             Industrial coatings/chemicals    170,800          3,117,100
Spartech Corp.                     Plastics                         224,100          2,493,112
Synthetic Industries, Inc.(a)      Industrial fibers                144,300          2,344,875
                                                                                   -----------
                                                                                     7,955,087
                                                                                   -----------

     TOTAL MATERIALS & PROCESSING                                                   35,438,193

                        ANNUAL REPORT - DECEMBER 31, 1996

                                          Company                 Number               Market
                                        Description              Of Shares             Value
                                   -------------------------     ---------         ------------
PRODUCER DURABLES - 10.0%
  MACHINERY - 5.8%
Alamo Group, Inc.                  Grounds maintenance equip.       135,000        $ 2,311,875
Bearings Inc.                      Industrial prods distributor      96,000          2,676,000
Binks-Sames Corp.                  Spray coating equip.              63,400          2,543,925
Brown & Sharpe Mfg. Co.(a)         Metrology instruments            217,500          3,045,000
Goulds Pumps, Inc.                 Industrial pumps/motors           93,500          2,144,656
                                                                                   -----------
                                                                                    12,721,456
  OTHER PRODUCER DURABLES - 4.2%
Applied Power Inc.                 Industrial prods mfgr.            76,300          3,023,388
Belden Inc.                        Wire & cable manufacturer         86,400          3,196,800
LSI Industries Inc.                Lighting/graphics products        21,200            280,900
MagneTek, Inc.(a)                  Electrical products              203,400          2,618,775
                                                                                   -----------
                                                                                     9,119,863
                                                                                   -----------

     TOTAL PRODUCER DURABLES                                                        21,841,319

TECHNOLOGY - 6.1%
BancTec Inc.(a)                    Financial software/equip.        133,300          2,749,312
Berg Electronics Corp.(a)          Electronic components            119,900          3,522,062
Dallas Semiconductor Corp.         Electronic components            167,200          3,845,600
DecisionOne Holdings Corp.(a)      Computer services                204,500          3,374,250
                                                                                   -----------
                                                                                    13,491,224

UTILITIES - 1.4%
Enron Global Power &
  Pipelines                        Utility management               111,000          2,997,000
                                                                                   -----------
TOTAL COMMON STOCKS - 93.2%
(Cost: $176,354,707)                                                               204,611,113

                        ANNUAL REPORT - DECEMBER 31, 1996

                                                                     Market
                                                                     Value
                                                                  --------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.47% to 5.55%
due January 1997 to August 1997
American Family Financial Services                                $  2,068,408
General Mills, Inc.                                                    132,500
Johnson Controls, Inc.                                               8,967,997
Pitney Bowes Credit Corp.                                              244,000
Sara Lee Corp.                                                       4,513,540
Southwestern Bell Telephone Co.                                        494,418
Warner-Lambert Co.                                                   1,940,128
Wisconsin Electric Power Corp.                                         213,710
                                                                  ------------

TOTAL MONEY MARKET INSTRUMENTS - 8.5%
(Cost: $18,574,701)                                                 18,574,701
                                                                  ------------

TOTAL INVESTMENTS - 101.7%
(Cost: $194,929,408)                                               223,185,814

OTHER LIABILITIES LESS ASSETS - (1.7%)                             (3,705,438)
                                                                  ------------

NET ASSETS - 100.0%                                               $219,480,376
                                                                  ------------
                                                                  ------------

(a)  Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1996.


Based on cost of investments for federal income tax purposes of $194,929,408 on December 31, 1996, net unrealized appreciation was $28,256,406, consisting of gross unrealized appreciation of $32,028,252 and gross unrealized depreciation of $3,771,846.

See accompanying notes to financial statements.

                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF ASSETS & LIABILITIES AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $194,929,408)                         $223,185,814
Cash                                                                     78,669
Receivable for:
   Securities sold                                   $ 1,054,502
   Dividends and interest                                162,677
   Shares sold                                         1,379,792      2,596,971
                                                     -----------   ------------
Total assets                                                        225,861,454

LIABILITIES & NET ASSETS
Payable for:
   Securities purchased                              $ 5,812,756
   Shares redeemed                                       312,838
   Advisory fee                                          254,493
Other                                                        991      6,381,078
                                                     -----------   ------------

Net assets applicable to shares
   outstanding                                                     $219,480,376
                                                                   ------------
                                                                   ------------

Shares outstanding---no par value
   (unlimited number of shares authorized)                           12,087,286
                                                                   ------------
                                                                   ------------

PRICING OF SHARES
Net asset value, offering price and
   redemption price per share                                      $      18.16
                                                                   ------------
                                                                   -------------
ANALYSIS OF NET ASSETS
Paid-in capital                                                    $187,550,290
Undistributed net realized gain on
   sales of investments                                               3,673,680
Unrealized appreciation of investments                               28,256,406
                                                                   ------------
Net assets applicable to shares outstanding                        $219,480,376
                                                                   ------------
                                                                   ------------

See accompanying notes to financial statements.

                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                     $ 1,490,417
  Interest                                                          499,478
                                                                -----------
Total investment income                                           1,989,895

Expenses:
  Investment advisory fee                                         2,508,468
  Fees to unaffiliated trustees                                      18,999
                                                                -----------
Total expenses                                                    2,527,467
                                                                -----------

Net investment loss                                               (537,572)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                      36,985,981
  Net change in unrealized appreciation                           8,160,180
                                                                -----------
Net realized and unrealized gain on investments                  45,146,161
                                                                -----------
Net increase in net assets resulting from operations            $44,608,589
                                                                -----------
                                                                -----------

See accompanying notes to financial statements.

                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Year Ended      Year Ended
                                                12/31/96        12/31/95
                                              ------------     -------------
From operations:
 Net investment loss                          $  (537,572)     $  (674,681)
 Net realized gain on sales of
   investments                                 36,985,981       12,277,032
 Net change in unrealized appreciation          8,160,180       12,856,224
                                              -----------      ------------

Net increase in net assets resulting
 from operations                               44,608,589       24,458,575

Distributions to shareholders from
 net realized gains                           (33,540,295)      (9,995,455)

From share transactions:
 Proceeds from shares sold                     68,600,112       11,349,598
 Reinvestment of capital gain
   distributions                               32,987,339        9,858,098
 Payments for shares redeemed                 (60,788,388)     (63,542,803)
 Redemption in-kind                            (7,286,453)              --
                                              -----------     ------------

Net increase (decrease) in net assets
 resulting from share transactions             33,512,610      (42,335,107)
                                              -----------     ------------

Total increase (decrease) in net assets        44,580,904      (27,871,987)

Net assets at beginning of year               174,899,472      202,771,459
                                              -----------     ------------

Net assets at end of year                    $219,480,376     $174,899,472

                                              -----------     ------------
                                              -----------     ------------

See accompanying notes to financial statements.

                      ANNUAL REPORT - DECEMBER 31, 1996

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Years ended December 31
                                                       1996      1995      1994      1993      1992
                                                    ------------------------------------------------
Net asset value at
   beginning of year                                $  16.79  $  15.64  $  17.83  $  17.12  $  12.67
                                                    --------  --------  --------  --------  --------
Income from Investment
   Operations
   Net investment loss                                 (0.04)    (0.06)    (0.08)    (0.09)    (0.01)
   Net realized and unrealized
     gain (loss) on investments                         5.02      2.21     (0.18)     3.94      5.37
                                                    --------  --------  --------  --------  --------
     Total from Investment
        Operations                                      4.98      2.15     (0.26)     3.85      5.36
                                                    --------  --------  --------  --------  --------
Less distributions from net
   realized gains on investments                       (3.61)    (1.00)    (1.93)    (3.14)    (0.91)
                                                    --------  --------  --------  --------  --------
Net asset value at end of year                     $   18.16  $  16.79  $  15.64  $  17.83  $  17.12
                                                    --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------

Total Return                                          30.37%    13.83%    (1.15%)   22.85%    42.45%

Ratios/Supplemental Data
   Ratio of expenses to average
     net assets                                        1.51%     1.51%     1.49%     1.48%     1.51%
   Ratio of net investment
     loss to average net
     assets                                           (0.32%)   (0.35%)   (0.49%)   (0.54%)   (0.19%)
   Portfolio turnover rate                              130%       71%       82%      104%       87%
   Net assets, end of year
     (in thousands)                                 $219,480  $174,899  $202,771  $228,011  $172,385
                                                    --------  --------  --------  --------  --------
                                                    --------  --------  --------  --------  --------

Average commission rate paid on stock transactions for the year ended December 31, 1996 was $0.0636 per share.

Note: Total return does not reflect the effect of any sales charges which may have been previously charged.

See accompanying notes to financial statements.

                        ANNUAL REPORT - DECEMBER 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Fund is an open-ended, diversified investment management company which consists of Special Equities Portfolio and Special Equities II. The Portfolios commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, and Special Equities II on February 9, 1993. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Portfolio").

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

--   SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. Variable rate demand notes are valued at cost which equals market. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Fund's Board of Trustees.

--   SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

--   PORTFOLIO SHARE VALUATION - Portfolio shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Portfolio outstanding.

--   FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is
the Portfolio's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

--   EXPENSES - Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses, such as trustees' fees, are allocated between the two Skyline Fund Portfolios.

--   RECLASSIFICATION - The 1996 net investment loss of $537,572 has been offset against undistributed net realized gains at December 31, 1996.


                     ANNUAL REPORT - DECEMBER 31, 1996

                                        2
                          TRANSACTIONS WITH AFFILIATES

The Portfolio's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Portfolio's ordinary operating expenses, the Portfolio pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total advisory fee charged for the year ended December 31, 1996 was $2,508,468. The Adviser has agreed to reimburse the Portfolio to the extent that the aggregate annual expenses of the Portfolio, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Portfolio's ongoing operations, exceed 1.75% of the average daily net assets of the Portfolio.

Certain officers and trustees of the Fund are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to its officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1996, the Portfolio paid fees of $18,999 to its unaffiliated trustees.

                                        3
                               REDEMPTION IN-KIND

On September 30, 1996, a shareholder received a redemption in-kind for its portion of the assets held by the Portfolio at that date. As a result, investments with a market value of $6,777,575 and a cost basis of $5,691,096 were transferred to the former shareholder and $508,878 was paid to the shareholder in cash.

                        ANNUAL REPORT - DECEMBER 31, 1996

                                        4
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                   Year ended      Year ended
                                    12/31/96        12/31/95
                                   --------------------------
Shares sold                         3,541,731        690,848
Shares issued
   in reinvestment
   of dividends                     1,876,407        593,863
                                    ----------    -----------
                                    5,418,138      1,284,711
Less shares redeemed               (3,385,587)    (3,828,091)
Less redemption in-kind              (363,595)            --
                                    ----------    -----------
Net increase (decrease) in
   shares outstanding               1,668,956     (2,543,380)
                                    ----------    -----------
                                    ----------    -----------

                                        5
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1996, are as follows:

     Cost of purchases             $208,364,602
     Proceeds from sales            208,553,497
     Market value of shares
        transferred (note 3)          6,777,575

                        ANNUAL REPORT - DECEMBER 31, 1996

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1997

                        ANNUAL REPORT - DECEMBER 31, 1996

FEDERAL TAX STATUS OF 1996 DIVIDENDS
--------------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.


REPORT FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor, Inc. is the principal underwriter of Skyline Fund.



                        ANNUAL REPORT - DECEMBER 31, 1996

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                        ANNUAL REPORT - DECEMBER 31, 1996

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                        ANNUAL REPORT - DECEMBER 31, 1996

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                        ANNUAL REPORT - DECEMBER 31, 1996

[LOGO]
SKYLINE FUND

311 South Wacker Dr.
Suite 4500
Chicago, Illinois 60606

fax 312.913.1980
telephone 312.913.0900
800.458.5222

[LOGO]
SKYLINE FUND

SKYLINE SPECIAL EQUITIES II
INVESTING IN SMALL- TO MID-SIZED COMPANIES

Q4


STRATEGY

- VALUE ORIENTATION - LOW PRICE/EARNINGS RATIO-20% PLUS DISCOUNT TO THE MARKET

- ATTENTION TO GROWTH - FORECASTED EPS GROWTH IN THE 10% TO 20% RANGE

- FOCUS ON "NEGLECTED" COMPANIES - LIMITED WALL STREET RESEARCH COVERAGE

- MARKET CAP RANGE OF $400 MILLION TO $2 BILLION



DECEMBER 31, 1996

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                January 31, 1997
Dear Shareholder:

We are very pleased to report that Skyline Special Equities II returned 26.6% during 1996 and 10.2% in the fourth quarter. These results substantially beat our smaller company benchmarks, the Russell 2000 Index and the Russell 2500 Index, as the accompanying table indicates. Furthermore, the Portfolio considerably outperformed the average U.S. stock fund which was up 19.5% for the year and 5.0% for the quarter. Clearly, 1996 was a very successful year by any measure for the Portfolio. During the quarter, a distribution of $2.27 per share was made, consisting of $2.26 in capital gains and $0.01 per share in ordinary income. The net asset value at year end was $11.94 per share.

MARKET OVERVIEW

The U.S. economy during the past year experienced stable, slow growth with modest inflation, low interest rates, high employment levels, and strong consumer confidence. Many economists termed the environment a "Goldilocks economy," not too hot and not too cold. This backdrop, combined with a stable political environment, allowed the U.S. stock market to chalk up sizable gains through the year.

Large blue chip stocks showed the best returns in 1996. The Dow Jones Industrial Average's total return was 28.7% for the year, while the Russell 2000 Index's total return was 16.5%. This focus by investors on large multi-national companies seemed related to strong international earnings growth expectations. Fear of a slowing U.S. economy may be one reason performance of smaller, domestic companies was not as strong. Consistent with the annual results, small stocks underperformed large stocks in the fourth quarter.

Smaller company value-oriented funds and smaller company growth-oriented funds produced similar returns for the first nine months of the year. In the fourth quarter, smaller company value stocks outperformed smaller company growth stocks, primarily due to strong returns by financial stocks and weak performances by health care stocks. This allowed smaller company value funds, like Skyline, to produce better full year results compared to most smaller company growth funds. Value managers were aided by another strong year for financial stocks, while poor returns from health care stocks hurt growth managers. Value funds were also boosted in the fourth quarter by strong returns from economically sensitive stocks.

PORTFOLIO REVIEW

The question shareholders should be asking is, "Why was the Portfolio's performance so strong despite smaller company stocks underperforming larger stocks?" The answers are perhaps numerous, but can be most directly traced to strong stock and industry sector selection.

Economically sensitive stocks, which include autos and transportation companies, materials and processing companies, and producer durables companies, represented a significant portion of the Portfolio during 1996. As a group, these cyclical stocks performed reasonably well for both the year and the quarter. The

                        ANNUAL REPORT - DECEMBER 31, 1996

Portfolio actually outperformed each one of these sectors by a wide margin due to successful stock selection. A slightly stronger domestic economy compared with 1995 helped many of our industrial companies meaningfully increase earnings. In addition, purchasing many of these companies at low valuations throughout the year provided a real boost to the returns for both the quarter and the full year.

In 1996, consumer discretionary stocks, like economically sensitive stocks, showed a nice turnaround from 1995. The Portfolio's performance for that sector beat the Russell 2500 Index's sector performance significantly and our holdings in this area were meaningful. Niche retailers such as Claire's Stores, Pier 1 Imports, and Alberto-Culver reported strong earnings growth in a difficult environment and helped the 1996 Portfolio performance. Unfortunately, consumer stocks were not great performers in the fourth quarter due to concerns regarding the Christmas selling season.

Other areas which contributed to the Portfolio's fine year included energy, real estate investment trusts (REITs), and financial stocks. The Portfolio held around 20% of its assets in financial stocks in 1996. Even though the Portfolio's return from its financial stocks lagged the Russell 2500 Index's return from that sector, the still impressive return helped the Portfolio during the year.

The health care sector was the only area to produce negative returns for the Portfolio. Technology stocks underperformed for the year but came back strongly in the fourth quarter.

In summary, the Portfolio benefited from having large weightings in economically sensitive stocks, consumer stocks, and financial stocks. Energy and REIT stocks also helped, but represented smaller positions in the Portfolio. Beyond having the Portfolio invested in most of the stronger performing industries, stock selection played a key role in generating much of the excess returns.

OUTLOOK

Many investors are expressing nervousness over the large gains in the stock market over the last two years. These concerns seem to focus on new highs being reached so frequently by the Dow Jones Industrial Average over the course of the past few months and about valuation measures such as the market's low dividend yield and high price/earnings ratio. No one can deny that the stocks of large company, blue chip corporations with billions of sales throughout the world have performed incredibly well over the last two years. However, many investors fail to realize that smaller company stocks have not appreciated nearly as much. Therefore, we believe this portion of the market offers greater appreciation potential than the market as a whole.

Smaller company stocks, while posting good absolute returns, have lagged large company stocks for three straight years. In fact, the S&P 500 Index, a large company benchmark, has outperformed the Russell 2000 Index, a small company benchmark, by a compounded 25% during the 1994-1996 period. We feel this is unlikely to continue much longer because, over long periods of time, smaller company stocks have tended to outperform larger company stocks, although past performance is not always a predictor of future results. The Portfolio focuses on small- and medium-sized companies because these firms have historically grown faster than larger more mature companies and are not as well known by most investors.

                        ANNUAL REPORT - DECEMBER 31, 1996

Clearly, the stock market in general has experienced two consecutive banner years, and large double-digit returns will likely prove more difficult in 1997. We expect a more emotional market environment, where stock selection and sector weightings may prove critical. Our philosophy is to own a broad range of undervalued, smaller company stocks in numerous industries. We do not try to forecast when the market will rise or when the market will fall. Instead, we diligently analyze the fundamentals and corporate outlook in detail before purchasing. Then we only invest in those companies where we believe the company's profits are likely to improve and the stock's valuation appears too low. This Skyline approach has worked well for many years, and we remain committed to this investment style.



CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                      Initial
                     investment      1993     1994     1995     1996
                     ------------------------------------------------
Special Equities II    $10,000    $11,008  $10,841  $13,112  $16,599
S&P 400                $10,000    $11,174  $10,774  $14,108  $16,819
Russell 2000           $10,000    $11,376  $11,169  $14,346  $16,712
S&P 500                $10,000    $10,732  $10,874  $14,953  $18,431

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.



                        ANNUAL REPORT - DECEMBER 31, 1996

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------
                                    Qtr4
                                    1996             1 yr.             3 yrs.

SPECIAL EQUITIES II                10.20             26.60             14.67

RUSSELL 2000                        5.20             16.49             13.68

RUSSELL 2500                        5.57             19.03             15.76




SECTOR WEIGHTINGS (DECEMBER 31, 1996)
--------------------------------------------------------------------------------

[PIE CHART]
Autos & Transportation              6.0%
Cash                                5.5%
Other                               4.9%
Consumer Discretionary             13.8%
Utilities                           2.5%
Technology                         11.3%
Consumer Staples                    2.5%
Energy                              4.4%
Producer Durables                  17.1%
Financial Services                 19.1%
Materials & Processing              5.0%
Health Care                         7.9%

                        ANNUAL REPORT - DECEMBER 31, 1996

------------------------------------------------------------------------------------------------
                                                                  Calendar Years
                                      Since       ----------------------------------------------
                                   Inception(2)     1996         1995         1994       1993(2)
SPECIAL EQUITIES II                   13.90         26.6         21.0         -1.5        10.1

RUSSELL 2000                          14.10         16.5         28.4         -1.8        13.8

RUSSELL 2500                          15.25         19.0         31.7         -1.1        12.1




SECTOR PERFORMANCE (DECEMBER 31, 1996)
--------------------------------------------------------------------------------

                                   SPECIAL        RUSSELL
                                 EQUITIES II       2500

   AUTOS & TRANSPORTATION           45.4%           7.0%
                         -------------------------------
                    OTHER           34.0            3.6
                         -------------------------------
        PRODUCER DURABLES           16.2            7.1
                         -------------------------------
               TECHNOLOGY           14.5            6.4
                         -------------------------------
   MATERIALS & PROCESSING           12.4            6.0
                         -------------------------------
         CONSUMER STAPLES           11.2            8.8
                         -------------------------------
                UTILITIES            9.5            3.6
                         -------------------------------
                   ENERGY            9.3           18.5
                         -------------------------------
       FINANCIAL SERVICES            7.0           13.1
                         -------------------------------
   CONSUMER DISCRETIONARY            2.0           -3.1
                         -------------------------------
              HEALTH CARE           -6.6           -3.8
                         -------------------------------


                        ANNUAL REPORT - DECEMBER 31, 1996

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------
                                  SPECIAL
                                EQUITIES II      RUSSELL 2000      RUSSELL 2500

P/E RATIO (MEDIAN)                 16.6              22.2              21.7
PRICE/BOOK                         2.48              2.50              2.59
PRICE/SALES                        0.89              1.26              1.23
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL          16.4%             20.4%             17.3%
    YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.       $840 MILLION      $580 MILLION      $1.2 BILLION
PORTFOLIO VALUE                $105 MILLION      $694 BILLION     $1,420 BILLION
NUMBER OF HOLDINGS                  45               1,942             2,430
--------------------------------------------------------------------------------
TICKER SYMBOL:                     SPEQX
CUSIP #:                         830833406
INITIAL INVESTMENT:               $1,000



STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

CHAMPION ENTERPRISES, INC. (CHB)

CHB is a major producer of manufactured homes throughout the nation. Management has targeted 20% average annual earnings growth during the next three years. The combination of a strong industry outlook and acquisition growth should fuel the profit gains. The quality of manufactured homes has improved dramatically and they typically cost 50% less than traditionally built homes. The forecasted growth relative to the present valuation makes it an attractive investment.

HUGHES SUPPLY INC. (HUG)

HUG operates nearly 300 construction and industrial wholesale distribution outlets primarily in southeastern states. Management embarked on an aggressive acquisition plan about four years ago resulting in over 30 acquisitions that expanded product lines, geographic reach, and profit margins. Continued expansion plans will likely boost the firm's profitability further. HUG is not well followed by brokerage firms and appears undervalued.



                        ANNUAL REPORT - DECEMBER 31, 1996

TOP TEN HOLDINGS                                             % OF NET ASSETS
--------------------------------------------------------------------------------

PIER 1 IMPORTS, INC.
 Housewares stores operator                                        3.6%

FISHER SCIENTIFIC INTERNATIONAL INC.
 Laboratory equipment supplier                                     3.4%

BERG ELECTRONICS CORP.
 Producer of electronic components                                 3.2%

BELDEN INC.
 Wire & cable producer                                             3.1%

GREENFIELD INDUSTRIES, INC.
 Maker of cutting tools/drill bits                                 3.1%

FURNITURE BRANDS INTERNATIONAL, INC.
 Furniture manufacturer                                            3.1%

WORLD COLOR PRESS, INC.
 Commercial printer                                                3.0%

CHAMPION ENTERPRISES, INC.
 Manufactured housing company                                      3.0%

USFREIGHTWAYS CORP.
 Less than truckload carrier                                       2.9%

HARMAN INTERNATIONAL INDUSTRIES, INC.
 Producer of audio equipment                                       2.8%

TOP TEN HOLDINGS                                                  31.2%


NOTES TO PERFORMANCE

(1) The performance for the one and three years ended December 31, 1996, and for the period February 9, 1993 (inception) through December 31, 1996, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2500 Index is an unmanaged, market value weighted index comprised of small- to mid-sized companies. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

     Sources: Lipper Analytical Services & Frank Russell Company.

(2)  Return is calculated from the Portfolio's inception on February 9, 1993.

(3) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small- and mid-sized companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor, Inc.


                        ANNUAL REPORT - DECEMBER 31, 1996

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                         Company              Number       Market
                                       Description           Of Shares     Value
                                ---------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 6.0%
  AUTO RELATED - 1.8%
Borg-Warner Automotive, Inc.    OEM auto parts mfgr.           25,600   $   985,600
Echlin Inc.                     Auto parts manufacturer        28,000       885,500
                                                                        -----------
                                                                          1,871,100
  RAILROAD - 1.3%
Canadian National Railway       Railroad operator              38,000     1,444,000

  TRUCKING - 2.9%

USFreightways Corp.             Less than truckload carrier   110,000     3,018,125
                                                                        -----------

  TOTAL AUTOS & TRANSPORTATION                                            6,333,225

CONSUMER DISCRETIONARY - 13.8%
  CONSUMER PRODUCTS/SERVICES - 7.2%
Furniture Brands Intl, Inc.(a)  Furniture manufacturer         230,400    3,225,600
Harman Intl Industries, Inc.    Audio equipment                52,300     2,909,187
Libbey Inc.                     Glass tableware                50,900     1,418,838
                                                                        -----------
                                                                          7,553,625
  PRINTING/PUBLISHING - 3.0%
World Color Press, Inc.(a)      Commercial printer            163,700     3,151,225

  RETAIL - 3.6%
Pier 1 Imports, Inc.            Housewares stores             216,550     3,816,694
                                                                        -----------

  TOTAL CONSUMER DISCRETIONARY                                          14,521,544

CONSUMER STAPLES - 2.5%
First Brands Corp.              Consumer products              91,700     2,601,988


ENERGY - 4.4%
  EXPLORATION & PRODUCTION - 4.4%
Forcenergy Inc.(a)              Oil & gas producer             36,400     1,319,500
Santa Fe Energy Resources(a)    Oil & gas producer            138,100     1,916,138
Seagull Energy Corp.(a)         Oil & gas producer             63,500     1,397,000
                                                                        -----------

  TOTAL ENERGY                                                            4,632,638




                        ANNUAL REPORT - DECEMBER 31, 1996

                                         Company              Number       Market
                                       Description           Of Shares     Value
                                ---------------------------  ---------  ------------
FINANCIAL SERVICES - 19.1%
  BANKS/THRIFTS - 3.3%
Peoples Heritage Financial
  Group, Inc.(a)                Maine-based thrift             30,800    $  862,400
Sovereign Bancorp, Inc.         New Jersey/PA thrift          201,700     2,647,313
                                                                        -----------
                                                                          3,509,713
  OTHER INSURANCE - 7.8%
CMAC Investment Corp.           Mortgage insurance             78,600     2,888,550
Horace Mann Educators           P & C insurance                67,700     2,733,387
PennCorp Financial Group        Life & health insurance        72,600     2,613,600
                                                                        -----------
                                                                          8,235,537
  OTHER FINANCIAL - 8.0%
Advanta Corp.                   Consumer finance               33,600     1,373,400
Olympic Financial Ltd.(a)       Finance company               129,200     1,857,250
United Companies Financial      Finance company                91,100     2,425,538
Western National Corp.          Retirement annuities          140,400     2,702,700
                                                                        -----------
                                                                          8,358,888
                                                                        -----------

  TOTAL FINANCIAL SERVICES                                               20,104,138

HEALTH CARE - 7.9%
  HEALTH CARE SERVICES - 4.5%
Integrated Health Services      Sub-acute services            101,000     2,461,875
Sierra Health Services, Inc.(a) Health maintenance organ.      94,300     2,322,137
                                                                        -----------
                                                                          4,784,012
  MEDICAL EQUIPMENT/PRODUCTS - 3.4%
Fisher Scientific Intl Inc.     Laboratory equip. supplier     75,600     3,562,650
                                                                        -----------

  TOTAL HEALTH CARE                                                       8,346,662

MATERIALS & PROCESSING - 5.0%
  BUILDING/CONSTRUCTION PRODUCTS - 2.6%
Dal-Tile International Inc.     Ceramic tile producer          64,500     1,314,187
Hughes Supply Inc.              Construction/indust supplies   32,500     1,401,562
                                                                        -----------
                                                                          2,715,749
  PACKAGING - 1.4%
Unisource Worldwide, Inc.(a)    Paper/shipping supplies        72,100     1,460,025

  STEEL/IRON - 1.0%
UCAR International Inc.(a)      Steelmaking materials          29,600     1,113,700
                                                                        -----------

  TOTAL MATERIALS & PROCESSING                                            5,289,474



                        ANNUAL REPORT - DECEMBER 31, 1996

                                         Company              Number       Market
                                       Description           Of Shares     Value
                                ---------------------------  ---------  ------------
PRODUCER DURABLES - 17.1%
  MACHINERY - 5.6%
AGCO Corp.                      Agriculture equip. producer    90,200   $ 2,581,975
Greenfield Industries, Inc.     Cutting tools/drill bits      106,900     3,273,812
                                                                        -----------
                                                                          5,855,787
  OFFICE FURNITURE - 1.1%
Herman Miller, Inc.             Office furniture mfgr.         21,000     1,189,125

  OTHER PRODUCER DURABLES - 10.4%
Applied Power Inc.              Industrial prods mfgr.         66,000     2,615,250
Belden Inc.                     Wire & cable producer          89,600     3,315,200
Champion Enterprises, Inc.(a)   Manufactured housing          160,400     3,127,800
Titan Wheel Intl, Inc.          Off-road wheels & tires       151,600     1,932,900
                                                                        -----------
                                                                         10,991,150
                                                                        -----------

  TOTAL PRODUCER DURABLES                                                18,036,062

TECHNOLOGY - 11.3%
BancTec Inc.(a)                 Financial software/equip.      64,600     1,332,375
Berg Electronics Corp.(a)       Electronic components         116,000     3,407,500
Coherent, Inc.(a)               Laser manufacturer             49,400     2,087,150
DecisionOne Holdings Corp.(a)   Computer services             144,100     2,377,650
Wyle Electronics                Electronics distributor        67,800     2,678,100
                                                                        -----------

  TOTAL TECHNOLOGY                                                       11,882,775

OTHER - 4.9%
  REAL ESTATE INVESTMENT TRUSTS - 4.9%
Arden Realty Group, Inc.        Office buildings REIT          47,400     1,315,350
Prentiss Properties Trust       Office/industrial REIT         48,500     1,212,500
Public Storage, Inc.            Storage warehouses REIT        83,000     2,573,000
                                                                        -----------

  TOTAL OTHER                                                             5,100,850

UTILITIES - 2.5%
Enron Global Power &
     Pipelines                  Utility management             98,100     2,648,700
                                                                        -----------

TOTAL COMMON STOCKS - 94.5%
(Cost: $86,700,393)                                                      99,498,056




                        ANNUAL REPORT - DECEMBER 31, 1996

                                                                     Market
                                                                     Value
                                                                 --------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.49% to 5.55%
  due January 1997 to August 1997
  American Family Financial Services                             $    1,806,994
  General Mills, Inc.                                                   130,000
  Johnson Controls, Inc.                                              4,405,621
  Pitney Bowes Credit Corp.                                             170,000
  Southwestern Bell Telephone Co.                                        54,790
  Wisconsin Electric Power Corp.                                        116,348
                                                                 --------------

TOTAL MONEY MARKET INSTRUMENTS - 6.3%
(Cost: $6,683,753)                                                    6,683,753
                                                                 --------------
TOTAL INVESTMENTS - 100.8%
(Cost: $93,384,146)                                                 106,181,809

OTHER LIABILITIES LESS ASSETS - (0.8%)                                 (849,226)
                                                                 --------------

NET ASSETS - 100.0%                                              $  105,332,583
                                                                 --------------
                                                                 --------------


(a)  Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates shown are those in effect on December 31, 1996.

Based on cost of investments for federal income tax purposes of $93,384,146 on December 31, 1996, net unrealized appreciation was $12,797,663, consisting of gross unrealized appreciation of $14,657,839 and gross unrealized depreciation of $1,860,176.

See accompanying notes to financial statements.



                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF ASSETS & LIABILITIES AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
ASSETS
Investments, at value (Cost: $93,384,146)                          $106,181,809
Cash                                                                      6,338
Receivable for:
  Securities sold                               $    436,089
  Dividends and interest                             127,493
  Shares sold                                        589,467          1,153,049
                                                ------------
Organization costs, net of accumulated
  amortization of $14,377                                                 7,864
                                                                   ------------
Total assets                                                        107,349,060
                                                                   ------------
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                          $  1,551,902
  Shares redeemed                                    321,826
  Advisory fee                                       129,461
  Trustees' fees                                       1,338
  Organization costs                                  11,950          2,016,477
                                                ------------       ------------
Net assets applicable to shares
   outstanding                                                     $105,332,583
                                                                   ------------
                                                                   ------------
Shares outstanding---no par value
  (unlimited number of shares authorized)                             8,819,701
                                                                   ------------
                                                                   ------------
PRICING OF SHARES
Net asset value, offering price, and
  redemption price per share                                             $11.94
                                                                   ------------
                                                                   ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                                    $ 88,610,358
Undistributed net realized gain on
  sales of investments                                                3,924,562
Unrealized appreciation of investments                               12,797,663
                                                                   ------------
Net assets applicable to shares outstanding                        $105,332,583
                                                                   ------------
                                                                   ------------

See accompanying notes to financial statements.


                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                        $    857,838
  Interest                                                              356,767
                                                                   ------------
Total investment income                                               1,214,605

Expenses:
  Investment advisory fee                                             1,428,303
  Fees to unaffiliated trustees                                          18,999
  Amortization of organization costs                                      2,719
                                                                   ------------
Total expenses                                                        1,450,021
                                                                   ------------

Net investment loss                                                    (235,416)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                          20,381,999
  Net change in unrealized appreciation                               2,418,395
                                                                   ------------
Net realized and unrealized gain on investments                      22,800,394
                                                                   ------------
Net increase in net assets resulting from operations               $ 22,564,978
                                                                   ------------
                                                                   ------------



See accompanying notes to financial statements.


                        ANNUAL REPORT - DECEMBER 31, 1996

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Year Ended      Year Ended
                                                     12/31/96        12/31/95
                                                  -------------    ------------
From operations:
  Net investment (loss) income                    $   (235,416)    $    464,802
  Net realized gain on sales of
     investments                                    20,381,999        6,706,516
  Net change in unrealized appreciation              2,418,395       10,355,575
                                                  ------------     ------------
Net increase in net assets resulting
  from operations                                   22,564,978       17,526,893

Distributions to shareholders from:
  Net investment income                                (34,255)        (430,547)
  Net realized gains                               (16,359,084)      (6,569,453)
                                                  ------------     ------------
Total Distributions                                (16,393,339)      (7,000,000)

From share transactions:
  Proceeds from shares sold                         20,849,640       15,771,709
  Reinvestments of dividends
     and capital gain distributions                 16,109,334        6,866,829
  Payments for shares redeemed                     (27,001,291)     (43,600,025)
                                                  ------------     ------------

Net increase (decrease) in net assets
  resulting from share transactions                  9,957,683      (20,961,487)
                                                  ------------     ------------

Total increase (decrease) in net assets             16,129,322      (10,434,594)


Net assets at beginning of year                     89,203,261       99,637,855
                                                  ------------     ------------

Net assets at end of year                         $105,332,583     $ 89,203,261
                                                  ------------     ------------
                                                  ------------     ------------


See accompanying notes to financial statements.


                        ANNUAL REPORT - DECEMBER 31, 1996

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   Year        Year        Year    For the Period
                                   Ended       Ended       Ended      2/9/93(a)-
                                  12/31/96    12/31/95    12/31/94    12/31/93
                                  -----------------------------------------------
Net asset value at
 beginning of period              $  11.29    $  10.14    $  10.79    $  10.00
                                  --------    --------    --------    --------
Income from Investment
 Operations
   Net investment (loss) income      (0.02)       0.06        0.02        0.01
   Net realized and unrealized
     gain (loss) on investments       2.94        2.06       (0.19)       1.00
                                  --------    --------    --------    --------
     Total from Investment
       Operations                     2.92        2.12       (0.17)       1.01
                                  --------    --------    --------    --------
Less distributions from:
   Dividends from net
     investment income               (0.01)      (0.06)      (0.02)         --
   Dividends from net realized
     gains on investments            (2.26)      (0.91)      (0.46)      (0.22)
                                  --------    --------    --------    --------
Total Distributions                  (2.27)      (0.97)      (0.48)      (0.22)
                                  --------    --------    --------    --------
Net asset value at end of
 period                           $  11.94    $  11.29    $  10.14    $  10.79
                                  --------    --------    --------    --------
                                  --------    --------    --------    --------

Total Return                        26.60%      20.95%      (1.52%)     10.08%(c)

Ratios/Supplemental Data
   Ratio of expenses to average
     net assets                      1.53%       1.52%       1.51%       1.51%(b)
   Ratio of net investment
     (loss) income to
     average net assets             (0.24%)      0.50%       0.22%      (0.10%)(b)
   Portfolio turnover rate            145%        102%         82%        111%(b)
   Net assets, end of period
     (in thousands)               $105,333    $ 89,203    $ 99,638    $ 58,608
                                  --------    --------    --------    --------
                                  --------    --------    --------    --------

Average commission rate paid on stock transactions for the year ended December 31, 1996 was $0.0619 per share.

(a) Commencement of operations.
(b) Ratios have been determined on an annualized basis.
(c) For the period February 9, 1993 to December 31, 1993.

See accompanying notes to financial statements.


                        ANNUAL REPORT - DECEMBER 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Fund is an open-ended, diversified investment management company which consists of the Special Equities Portfolio and Special Equities II. The Portfolios commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, and Special Equities II on February 9, 1993. The following notes relate solely to the accompanying financial statements of Special Equities II ("Portfolio").

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. Variable rate demand notes are valued at cost which equals market. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Fund's Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

- PORTFOLIO SHARE VALUATION - Portfolio shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Portfolio outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses, such as trustees' fees, are allocated between the two Skyline Fund Portfolios.

- RECLASSIFICATION - The 1996 net investment loss of $235,416 has been offset against undistributed net realized gain at December 31, 1996.


                        ANNUAL REPORT - DECEMBER 31, 1996

                                        2
                          TRANSACTIONS WITH AFFILIATES

The Portfolio's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Portfolio's ordinary operating expenses, the Portfolio pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total advisory fee charged for the year ended December 31, 1996 was $1,428,303. The Adviser has agreed to reimburse the Portfolio to the extent that the aggregate annual expenses of the Portfolio, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Portfolio's ongoing operations, exceed 2.00% of the average daily net assets of the Portfolio.

Certain officers and trustees of the Fund are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to its officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1996, the Portfolio paid fees of $18,999 to its unaffiliated trustees.


                                        3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                        Year ended          Year ended
                                         12/31/96            12/31/95
                                     ----------------------------------
   Shares sold                           1,685,216           1,461,900
   Shares issued
      in reinvestment
      of dividends                       1,398,376             613,104
                                      -------------       -------------
                                         3,083,592           2,075,004
   Less shares redeemed                 (2,164,214)         (3,998,270)
                                      -------------       -------------
   Net increase (decrease) in
      shares outstanding                   919,378          (1,923,266)
                                      -------------       -------------
                                      -------------       -------------


                        ANNUAL REPORT - DECEMBER 31, 1996

                                        4
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1996 are as follows:

   Cost of purchases                  $128,820,745
   Proceeds from sales                 131,058,600



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities II and the Board of Trustees of Skyline Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities II as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities II at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1997


                        ANNUAL REPORT - DECEMBER 31, 1996

FEDERAL TAX STATUS OF 1996 DIVIDENDS
--------------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.




REPORT FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor, Inc. is the principal underwriter of Skyline Fund.




                        ANNUAL REPORT - DECEMBER 31, 1996

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                        ANNUAL REPORT - DECEMBER 31, 1996

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SKYLINE FUND

311 South Wacker Dr.
Suite 4500
Chicago, Illinois 60606

fax 312.913.1980
telephone 312.913.0900
800.458.5222